Exhibit 32.2


                 CERTIFICATION OF THE CHIEF FINANCIAL OFFICER OF
  MM COMPANIES, INC. PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the annual report of MM Companies, Inc. (the "Company") on Form 10-K for the period ending December 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Jeremy Anderson, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                                /s/ Jeremy Anderson
                                                ---------------------------
                                                Jeremy Anderson
                                                Chief Financial Officer
                                                March 31, 2005